UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2012 (September 27, 2012)

SUMMIT HOTEL PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-35074 (Commission File Number)	27-2962512 (I.R.S. Employer Identification No.)

SUMMIT HOTEL OP, LP
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-54273 (Commission File Number)	27-0617340 (I.R.S. Employer Identification No.)

2701 South Minnesota Avenue, Suite 2
Sioux Falls, South Dakota 57105
(Address of Principal Executive Offices) (Zip Code)

(605) 361-9566
(Registrants’ telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 27, 2012, Summit Hotel Properties, Inc. (the “Company”) and its operating partnership, Summit Hotel OP, LP (the “Operating Partnership”), entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., Citigroup Global Capital Markets Inc., Robert W. Baird & Co. Incorporated and RBC Capital Markets, LLC, as the representatives of the several underwriters named on Schedule I therein, relating to the issuance and sale of 12,000,000 shares of Company’s common stock, par value $0.01 per share (“Common Stock”), at a public offering price of $8.15 per share, less an underwriting discount of $0.3667 per share (the “Offering”).  The Underwriting Agreement provided a 30-day option to the underwriters to purchase up to an additional 1,800,000 shares of Common Stock on the same terms. The underwriters exercised this option in full on September 28, 2012. The closing of the Offering occurred on October 3, 2012.

The 13,800,000 shares of Common Stock issued and sold pursuant to the Underwriting Agreement have been registered on the Company’s shelf registration statement on Form S-3 (File No. 333-179828), which was declared effective by the Securities and Exchange Commission (the “SEC”) on May 15, 2012.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description herein of the material terms of the Underwriting Agreement is qualified in its entirety by reference to that exhibit. For a more detailed description of the Underwriting Agreement, see the disclosure under the caption “Underwriting” contained in the Company’s prospectus supplement, dated September 27, 2012, which has been filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which disclosure is hereby incorporated by reference.

In connection with the filing of the Underwriting Agreement, the Company is filing as Exhibit 5.1 to this Current Report on Form 8-K the opinion of its Maryland counsel, Venable LLP.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

1.1
Underwriting Agreement, dated September 27, 2012, by and among Summit Hotel Properties, Inc. and Summit Hotel OP, LP and Deutsche Bank Securities Inc., Citigroup Global Capital Markets Inc., Robert W. Baird & Co. Incorporated and RBC Capital Markets, LLC, as the representatives of the several underwriters named on Schedule I therein.

5.1	Opinion of Venable LLP, dated October 3, 2012, regarding the legality of the Common Stock.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC. (Registrant)

	By:	/s/ Christopher R. Eng
Christopher R. Eng
Date: October 3, 2012		Vice President, General Counsel and Secretary

SUMMIT HOTEL OP, LP (Registrant)

	By:	SUMMIT HOTEL GP, LLC,
its General Partner

	By:	SUMMIT HOTEL PROPERTIES, INC.,
its Sole Member

	By:	/s/ Christopher R. Eng
Christopher R. Eng
Date: October 3, 2012		Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

1.1
Underwriting Agreement, dated September 27, 2012, by and among Summit Hotel Properties, Inc. and Summit Hotel OP, LP and Deutsche Bank Securities Inc., Citigroup Global Capital Markets Inc., Robert W. Baird & Co. Incorporated and RBC Capital Markets, LLC, as the representatives of the several underwriters named on Schedule I therein.

5.1	Opinion of Venable LLP, dated October 3, 2012, regarding the legality of the Common Stock.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

3